STOCK OPTION AGREEMENT
                             ----------------------


          STOCK OPTION AGREEMENT ("Option Agreement") dated August 30, 1996, between MAGNA GROUP, INC. ("Buyer"), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Holding Company Act"), and HOMELAND BANKSHARES CORPORATION ("Seller"), an Iowa corporation registered as a bank holding company under the Holding Company Act.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Board of Directors of Buyer and the Board of Directors of Seller have approved an Agreement and Plan of Reorganization dated as of even date herewith (the "Merger Agreement") providing for the merger of Seller with and into a wholly owned subsidiary of Buyer;

          WHEREAS, as a condition to Buyer's entering into the Merger Agreement, Buyer has required that Seller agree, and Seller has agreed, to grant to Buyer the option set forth herein to purchase authorized but unissued shares of Seller Common Stock;

          NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

          1.  Definitions.
              -----------

          Capitalized terms used but not defined herein shall have the same meanings as in the Merger Agreement.

          2.  Grant of Option.
              ---------------

          Subject to the terms and conditions set forth herein, Seller hereby grants to Buyer an option (the "Option") to purchase up to 1,134,972 authorized and unissued shares of Seller Common Stock at a price of $34.00 per share (the "Purchase Price") payable in cash as provided in Section 4 hereof.

          3.  Exercise of Option.
              ------------------

          (a) Buyer may exercise the Option, in whole or in part, at any time or from time to time if a Purchase Event (as defined below) shall have occurred; provided, however, that (i) to the extent the Option shall not have been exer-
- --------  -------
cised, it shall terminate and be of no further force and effect upon the earliest to occur of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, provided that if such
                                                   --------
termination follows an Extension Event (as defined below), the Option shall not terminate until the date that is 18 months following such termination; (ii) if the Option cannot be exercised on such day because of any injunction, order or similar restraint issued by a court of competent jurisdiction, the Option shall expire on the 30th business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be; and (iii) that any such exercise shall be subject to compliance with applicable law, including the Holding Company Act.

          (b) As used herein, a "Purchase Event" shall mean any of the following events:

         (i) Seller or any of its Subsidiaries, without having received prior written consent from Buyer, shall have entered into, authorized, recommended, proposed or publicly announced its intention to enter into, authorize, recommend, or propose, an agreement, arrangement or understanding with any individual, corporation, partnership, association, bank, joint-stock corporation, business trust or unincorporated organization ("Person") (other than Buyer or any of its Subsidiaries) to
     (A) effect a merger or consolidation or similar transaction involving Seller or any of its Subsidiaries, (B) purchase, lease or otherwise acquire 15% or more of the assets of Seller and its Subsidiaries, taken as a whole or (C) purchase or otherwise acquire (including by way of merger, consoli-dation, share exchange or similar transaction) Beneficial Ownership of securities representing 10% or more of the voting power of Seller or any of its Subsidiaries;

        (ii) any Person (other than Buyer or any Subsidiary of Buyer, or Seller or any Subsidiary of Seller in a fiduciary capacity) shall have acquired Beneficial Ownership or the right to acquire Beneficial Ownership of 10% or more of the voting power of Seller; or

       (iii) Seller's Board of Directors shall have withdrawn or modified in a manner adverse to Buyer the recommendation of Seller's Board of Directors with respect to the Merger Agreement, in each case after an Extension Event; or

        (iv) the holders of Seller Common Stock shall not have approved the Merger Agreement at the Meeting, or such Meeting shall not have been held or shall have been cancelled prior to termination of the Merger Agreement in accordance with its terms, in each case after an Extension Event.

          (c) As used herein, the term "Extension Event" shall mean any of the following events:

         (i)   a  Purchase Event  of the  type specified  in clauses  (b)(i) and
     (b)(ii) above;

        (ii) any Person (other than Buyer or any of its Subsidiaries) shall have "commenced" (as such term is defined in Rule 14d-2 under the Exchange
     Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase shares of Seller Common Stock such that, upon consummation of such offer, such Person would have Beneficial Ownership (as defined below) or the right to acquire Beneficial Ownership of 10% or more of the voting power of Seller; or,

       (iii) any Person (other than Buyer or any Subsidiary of Buyer, or Seller or any Subsidiary of Seller in a fiduciary capacity) shall have publicly announced its willingness, or shall have publicly announced a pro-posal, or publicly disclosed an intention to make a proposal, (x) to make an offer described in clause (ii) above or (y) to engage in a transaction described in clause (i) above.

          (d)     As  used   herein,  the   terms  "Beneficial   Ownership"  and
"Beneficially Own" shall have the meanings ascribed to them in Rule 13d-3 under the Exchange Act.

          (e) In the event Buyer wishes to exercise the Option, it shall deliver to Seller a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 calendar days from the Notice Date for the closing of such purchase (the "Closing Date").

          4.  Payment and Delivery of Certificates.
              ------------------------------------

          (a) At the closing referred to in Section 3 hereof, Buyer shall pay to Seller the aggregate purchase price for the shares of Seller Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Seller.

          (b) At such closing, simultaneously with the delivery of cash as provided in Section 4(a), Seller shall deliver to Buyer a certificate or certificates representing the number of shares of Seller Common Stock purchased by Buyer, registered in the name of Buyer or a nominee designated in writing by Buyer in accordance with the provisions hereof, and Buyer shall deliver to Seller a letter agreeing that Buyer shall not offer to sell, pledge or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

          (c) If at the time of issuance of any Seller Common Stock pursuant to any exercise of the Option, Seller shall have issued any share purchase rights or similar securities to holders of Seller Common Stock, then each such share of Seller Common Stock shall also represent rights with terms substantially the same as and at least as favorable to Buyer as those issued to other holders of Seller Common Stock.

          (d) Certificates for Seller Common Stock delivered at any closing hereunder shall be endorsed with a restrictive legend which shall read substantially as follows:

          The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Homeland Bankshares Corporation, a copy of which is on file at the principal office of Homeland Bankshares Corporation, and to resale restrictions arising under the Securities Act of 1933 and any applicable state securities laws. A copy of such agreement will be provided to the holder hereof without charge upon receipt by Homeland Bankshares Corporation of a written request therefor.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Buyer shall have delivered to Seller an opinion of counsel, in form and substance reasonably satisfactory to Seller and its counsel, to the effect that such legend is not required for purposes of the Securities Act and any applicable state securities laws.

          5.  Authorization, etc.
              -------------------

          (a)  Seller hereby represents and warrants to Buyer that:

         (i)   Seller has  full corporate authority to execute  and deliver this
     Option  Agreement   and,  subject  to  Section  11(i),  to  consummate  the
     transactions contemplated hereby;

        (ii) such execution, delivery and consummation have been authorized by the Board of Directors of Seller, and no other corporate proceedings are necessary therefor;

       (iii) this Option Agreement has been duly and validly executed and delivered and represents a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms and has been approved in accordance with the provisions of the Articles of Incorporation of Seller; and

        (iv) Seller has taken all necessary corporate action to authorize and reserve and, subject to Section 11(i), permit it to issue and, at all times from the date hereof through the date of the exercise in full or the expiration or termination of the Option, shall have reserved for issuance upon exercise of the Option, 1,134,972 shares of Seller Common Stock, all of which, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances, restrictions (other than federal and state securities restrictions) and security interests and not subject to any preemptive rights.

          (b)  Buyer hereby represents and warrants to Seller that:

         (i)   Buyer has  full corporate authority  to execute and  deliver this
     Option   Agreement  and,  subject  to  Section  11(i),  to  consummate  the transactions contemplated hereby;

        (ii) such execution, delivery and consummation have been authorized by all requisite corporate action by Buyer, and no other corporate proceedings are necessary therefor;

       (iii) this Option Agreement has been duly and validly executed and delivered and represents a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms; and

        (iv) any Seller Common Stock or other securities acquired by Buyer upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in compliance with the Securities Act and any applicable state securities laws.

          6.  Adjustment upon Changes in Capitalization.
              -----------------------------------------

          In the event of any change in Seller Common Stock by reason of stock dividends, split-ups, recapitalizations or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Seller Common Stock are issued after the date of this Option Agreement (other than pursuant to an event described in the preceding sentence or pursuant to this Option Agreement), the number of shares of Seller Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals at least 19.9% of the number of shares of Seller Common Stock then issued and outstanding (without considering any shares subject to or issued pursuant to the Option).

          7.  Repurchase.
              ----------

          (a) Subject to Section 11(i), at the request of Buyer at any time commencing upon the occurrence of a Purchase Event and ending 13 months im-mediately thereafter (the "Repurchase Period"), Seller (or any successor entity thereof) shall repurchase the Option from Buyer together with all (but not less than all, subject to Section 10) shares of Seller Common Stock purchased by Buyer pursuant thereto with respect to which Buyer then has Beneficial Ownership, at a price (per share, the "Per Share Repurchase Price") equal to the sum of:

         (i) The exercise price paid by Buyer for any shares of Seller Common Stock acquired pursuant to the Option;

        (ii) The difference between (A) the "Market/Tender Offer Price" for shares of Seller Common Stock (defined as the higher of (x) the highest price per share at which a tender or exchange offer has been made for - shares of Seller Common Stock or (y) the highest closing mean of the "bid" and the "ask" price per share of Seller Common Stock reported by NASDAQ, the automated quotation system of the National Association of Securities Dealers, Inc., for any day within that portion of the Repurchase Period which precedes the date Buyer gives notice of the required repurchase under this Section 7) and (B) the exercise price as determined pursuant to
     Section 2 hereof (subject to adjustment as provided in Section 6), mul-tiplied by the number of shares of Seller Common Stock with respect to which the Option has not been exercised, but only if the Market/Tender Offer Price is greater than such exercise price;

       (iii) The difference between the Market/Tender Offer Price and the exercise price paid by Buyer for any shares of Seller Common Stock purchased pursuant to the exercise of the Option, multiplied by the number of shares so purchased, but only if the Market/Tender Offer Price is greater than such exercise price; and

        (iv) Buyer's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement, including, without limitation, legal, accounting and investment banking fees.

          (b) In the event Buyer exercises its rights under this Section 7, Seller shall, within 10 business days thereafter, pay the required amount to Buyer by wire transfer of immediately available funds to an account designated by Buyer and Buyer shall surrender to Seller the Option and the certificates evidencing the shares of Seller Common Stock purchased thereunder with respect to which Buyer then has Beneficial Ownership, and Buyer shall warrant that it has sole record and Beneficial Ownership of such shares and that the same are free and clear of all liens, claims, charges, restrictions and encumbrances of any kind whatsoever.

          (c) In determining the Market/Tender Offer Price, the value of any consideration other than cash shall be determined by an independent nationally recognized investment banking firm selected by Buyer and reasonably acceptable to Seller.

          8.  Repurchase at Option of Seller and First Refusal.
              ------------------------------------------------

          (a) Except to the extent that Buyer shall have previously exercised its rights under Section 7, at the request of Seller during the six-month period commencing 13 months following the first occurrence of a Purchase Event, Seller may repurchase from Buyer, and Buyer shall sell to Seller, the Option together with all (but not less than all, subject to Section 10) of the Seller Common Stock acquired by Buyer pursuant hereto and with respect to which Buyer has Beneficial Ownership at the time of such repurchase at a price per share equal to the greater of (i) 110% of the Market/Tender Offer Price per share, (ii) the Per Share Repurchase Price or (iii) the sum of (A) the aggregate Purchase Price of the shares so repurchased plus (B) interest on the aggregate Purchase Price paid for the shares so repurchased from the date of purchase to the date of repurchase at the highest rate of interest announced by Buyer as its prime or base lending or reference rate during such period, less any dividends received on the shares so repurchased, plus (C) Buyer's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agree-ment, including, without limitation, legal, accounting and investment banking fees (net of the exercise price as determined pursuant to Section 2 hereof (subject to adjustment as provided in Section 6) in respect of any shares remaining subject to the Option at the time of such purchase). Any repurchase under this Section 8(a) shall be consummated in accordance with Section 7(b).

          (b) If, at any time after the occurrence of a Purchase Event and prior to the earlier of (i) the expiration of 18 months immediately following such Purchase Event or (ii) the expiration or termination of the Option, Buyer shall desire to sell, assign, transfer or otherwise dispose of any of the shares of Seller Common Stock acquired by it pursuant to the Option, it shall give Seller written notice of the proposed transaction (an "Offeror's Notice"), identifying the proposed transferee, and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by Buyer to Seller, which may be accepted within 10 business days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which Buyer is proposing to transfer such shares to a third party. The purchase of such shares by Seller shall be closed within 10 business days of the date of the acceptance of the offer and the purchase price shall be paid to Buyer by wire transfer of immediately available funds to an account designated by Buyer. In the event of the failure or refusal of Seller to purchase all the shares covered by the Offeror's Notice or if the Board or any other Regulatory Authority disapproves Seller's proposed purchase of such shares, Buyer may, within 60 days from the date of the Offeror's Notice, sell all, but not less than all, of such shares to such third party at no less than the price specified and on terms no more favorable to the purchaser than those set forth in the Offeror's Notice. The requirements of this Section 8(b) shall not apply to (i) any disposition as a result of which the proposed transferee would Beneficially Own not more than 2% of the voting power of Seller or (ii) any disposition of Seller Common Stock by a Person to whom Buyer has sold shares of Seller Common Stock issued upon ex-ercise of the Option.

          9.  Registration Rights.
              -------------------

          At any time after a Purchase Event, Seller shall, if requested by any holder or beneficial owner of shares of Seller Common Stock issued upon exercise of the Option (except any beneficial holder who acquired all of such holder's shares in a transaction exempt from the requirements of Section 8(b) by reason of clause (i) thereof) (each a "Holder"), in the next publicly filed registration statement of Seller on a form for general use under the Securities Act, include the shares of Seller Common Stock issued to such Holder upon exercise of the Option in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition requested by any such Holder (it being understood and agreed that any such sale or other disposition shall be effected on a widely distributed basis so that, upon consummation thereof, no purchaser or transferee shall Beneficially Own more than 2% of the shares of Seller Common Stock then outstanding). Each such Holder shall provide all information reasonably requested by Seller for in-clusion in any registration statement to be filed hereunder. Seller shall use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The registration effected under this Section 9 shall be at Seller's expense except for underwriting commissions and the fees and disbursements of such Holders' counsel attributable to the registration of such Seller Common Stock. In no event shall Seller be required to effect more than one registration hereunder. The filing of the registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribu-tion by Seller of Seller Common Stock or if a special audit of Seller would otherwise be required in connection therewith. If requested by any such Holder in connection with such registration, Seller shall become a party to any under-writing agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements for parties similarly situated. Upon receiving any request for registration under this Section 9 from any Holder, Seller agrees to send a copy thereof to any other Person known to Seller to be entitled to registration rights under this
Section 9, in each case by promptly mailing the same, postage prepaid, to the address of record of the Persons entitled to receive such copies.

          10.  Severability.
               ------------

          Any term, provision, covenant or restriction contained in this Option Agreement held by a court or a Regulatory Authority of competent jurisdiction to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Option Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Option Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable. If for any reason such court or Regulatory Authority determines that applicable law will not permit Buyer or any other Person to acquire, or Seller to repurchase or purchase, the full number of shares of Seller Common Stock provided in Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of the parties hereto to allow Buyer or such other Person to acquire, or Seller to repurchase or purchase, such lesser number of shares as may be permissible, without any amendment or modification hereof.

          11.  Miscellaneous.
               -------------

          (a)  Expenses.  Each of the parties hereto shall pay all costs and
               --------
expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial con-sultants, investment bankers, accountants and counsel, except as otherwise provided herein.

          (b)  Entire Agreement.  Except as otherwise expressly provided herein,
               ----------------
this Option Agreement and the Merger Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereunder and supersede all prior arrangements or understandings with respect thereto, written or oral.

          (c)  Successors; No Third Party Beneficiaries.  The terms and
               ----------------------------------------
conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

          (d)  Assignment.  Other than as provided in Sections 8 and 9 hereof,
               ----------
neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person (whether by operation of law or otherwise), without the express written consent of the other party.

          (e)  Notices.  All notices or other communications which are required
               -------
or permitted hereunder shall be in writing and sufficient if delivered in accordance with Section 8.02 of the Merger Agreement (which is incorporated herein by reference).

          (f)  Counterparts.  This Option Agreement may be executed in
               ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agree-ment.

          (g)  Specific Performance.  The parties hereto agree that if for any
               --------------------
reason Buyer or Seller shall have failed to perform its obligations under this Option Agreement, then either party hereto seeking to enforce this Option Agree-ment against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that either party hereto may have against the other party hereto for any failure to perform its obligations under this Option Agreement.

          (h)  Governing Law.  This Option Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Missouri applicable to agreements made and entirely to be performed within such state. Nothing in this Option Agreement shall be construed to require any party (or any subsidiary or affiliate of any party) to take any action or fail to take any action in violation of applicable law, rule or regulation.

          (i)  Regulatory Approvals; Section 16(b).  If, in connection with (A)
               -----------------------------------
the exercise of the Option under Section 3 or a sale by Buyer to a third party under Section 8, (B) a repurchase by Seller under Section 7 or a repurchase or purchase by Seller under Section 8, prior notification to or approval of the Board or any other Regulatory Authority is required, then the required notice or application for approval shall be promptly filed and expeditiously processed and periods of time that otherwise would run pursuant to such Sections shall run instead from the date on which any such required notification period has expired or been terminated or such approval has been obtained, and in either event, any requisite waiting period shall have passed. In the case of clause (A) of this subsection (i), such filing shall be made by Buyer, and in the case of clause
(B) of this subsection (i), such filing shall be made by Seller, provided that each of Buyer and Seller shall use its reasonable best efforts to make all filings with, and to obtain consents of, all third parties and Regulatory
Authorities necessary to the consummation of the transactions contemplated hereby, including without limitation applying to the Board under the Holding Company Act for approval to acquire the shares issuable hereunder. Periods of time that otherwise would run pursuant to Sections 3, 7 or 8 shall also be extended to the extent necessary to avoid liability under Section 16(b) of the Exchange Act.

          (j)  No Breach of Merger Agreement Authorized.  Nothing contained in
               ----------------------------------------
this Option Agreement shall be deemed to authorize Seller to issue any shares of Seller Common Stock in breach of, or otherwise breach any of, the provisions of the Merger Agreement.

          (k)  Waiver and Amendment.  Any provision of this Agreement may be
               --------------------
waived in writing at any time by the party that is entitled to the benefits of such provision. This Option Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.



          IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the date first written above.

                              MAGNA GROUP, INC.



                              By:/s/ G. Thomas Andes
                                 ----------------------------
                                 Name:   G. Thomas Andes
                                 Title:  Chairman and Chief
                                           Executive Officer


                              HOMELAND BANKSHARES CORPORATION



                              By:/s/ Erl A. Schmiesing
                                 ----------------------------
                                 Name:  Erl A. Schmiesing
                                 Title: Chairman, President
                                          and Chief Executive
                                          Officer